Exhibit 99.18

MBNA MASTER CREDIT CARD TRUST II SERIES 1996-K

KEY PERFORMANCE FACTORS
May 31, 2000



        Expected B Maturity                                        11/17/03


        Blended Coupon                                              6.7022%



        Excess Protection Level
          3 Month Average   5.70%
          May, 2000   5.67%
          April, 2000   5.49%
          March, 2000   5.93%


        Cash Yield                                  19.29%


        Investor Charge Offs                         4.66%


        Base Rate                                    8.96%


        Over 30 Day Delinquency                      4.70%


        Seller's Interest                            9.50%


        Total Payment Rate                          14.38%


        Total Principal Balance                     $52,496,626,963.52


        Investor Participation Amount               $1,000,000,000.00


        Seller Participation Amount                 $4,987,826,445.03